SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
February 14, 2007

Date of Report (date of earliest event reported)
EVERGREEN SOLAR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-31687	04-3242254

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
138 Bartlett Street
Marlboro, Massachusetts 01752

(Address of principal executive offices)
(508) 357-2221

(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On February 14, 2007, Evergreen Solar, Inc. (“Evergreen”) held a conference call to discuss its financial results for the fourth quarter and fiscal year ended December 31, 2006. The transcript of the call and the accompanying reconciliation, which have been attached as Exhibit 99.2 and incorporated herein, disclose certain financial measures that may be considered non-GAAP financial measures because they present the results of its EverQ joint venture for the full quarter ended December 31, 2006 on a consolidated basis and on an equity method basis. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”) in the United States. These non-GAAP financial measures are provided to enhance the user’s overall understanding of Evergreen’s current financial performance and Evergreen’s prospects for the future. On December 19, 2006, Evergreen, Q-Cells AG and Renewable Energy Corporation ASA became equal partners in EverQ. As a result of Evergreen’s reduction in ownership to one-third, Evergreen adopted the “equity method of accounting” for its share of EverQ results, rather than consolidating those results as Evergreen had in the past. Management believes that these non-GAAP financial measures present a useful measure of Evergreen’s operating performance because they allow management to provide a useful comparison of Evergreen’s results to prior periods when Evergreen consolidated EverQ’s results. Management uses these measures to evaluate historical performance and to forecast and plan for future periods. These measures, however, should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with GAAP. The non-GAAP measures included in the transcript of the call have been reconciled to the nearest GAAP measure.
     In addition, on February 14, 2007, Evergreen issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2006. The full text of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.
     Pursuant to General Instruction B.2 of Form 8-K, the information in Exhibit 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, but is instead furnished pursuant to that instruction.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Press Release dated February 14, 2007 issued by Evergreen Solar, Inc.

99.2	Transcript of February 14, 2007 conference call

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN SOLAR, INC.

	By:	/s/ Michael El-Hillow

Michael El-Hillow
Chief Financial Officer

Dated: February 21, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 14, 2007 issued by Evergreen Solar, Inc.
99.2	Transcript of February 14, 2007 conference call